Financial instruments	12 Months Ended
Jun. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial instruments	Financial instruments
The fair values of the cash and cash equivalents, trade and other receivables, contract assets, other current assets, accounts payable and accrued liabilities approximate their carrying values due to the relatively short-term nature of these financial instruments. The fair values of operating facility and loans approximate their carrying values due to variable interest loans or fixed rate loan, which represent market rate. Derivative assets and liabilities and consideration payable are recorded at fair value.

Cash and cash equivalents are comprised of:

	June 30	June 30
	2023	2022
	$	$
Cash at bank and on hand	11,156	12,702

Cash includes demand deposits with financial institutions and cash equivalents consist of short-term, highly liquid investments purchased with original maturities of three months or less. As at June 30, 2023 and June 30, 2022 the Company had no cash equivalents.

Total interest income and interest expense for financial assets or financial liabilities that are not at fair value through profit or loss can be summarized as follows:

		June 30	June 30
	Note	2023	2022
		$	$
Interest income		(41)	(12)
Interest expense	15	5,897	2,635
Accretion expense	8, 14	911	1,240
Interest expense (net)		6,767	3,863

The Company examines the various financial instrument risks to which it is exposed and assesses the impact and likelihood of those risks. These risks may include credit risk, liquidity risk, foreign currency risk, interest rate risk and market risk.

Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its obligations. Where possible, the Company uses an insurance policy with Export Development Canada (“EDC”) for its trade receivables to manage this risk and minimize any exposure.

		June 30	June 30
	Note	2023	2022
		$	$
Trade receivables		16,060	16,045
Receivable related to working capital adjustment	20	5,845	7,898
Trade and other receivables		21,905	23,943

During the year ended June 30, 2023, the parties finalized the working capital provision in respect of the acquisition of NetFortris and the company received $2,053 from the escrow account, consisting of $351 in cash and $1,702 in the form of 142,124 common shares. The remaining balance of $5,845 as at June 30, 2023 relates to certain indemnification assets recorded in respect of liabilities assumed on the acquisition of Netfortris (June 30, 2022 - $7,898).

The Company’s maximum exposure to credit risk for its trade receivables is summarized as follows with some of the over 90-day receivable not being covered by EDC:

	June 30	June 30
	2023	2022
	$	$
Trade receivables aging:
0-30 days	11,759	12,809
31-90 days	3,313	2,541
Greater than 90 days	2,554	2,976
	17,626	18,326
Expected credit loss provision	(1,566)	(2,281)
	16,060	16,045
The movement in the provision for expected credit losses can be reconciled as follows:

	June 30	June 30
	2023	2022
	$	$
Expected credit loss provision:
Expected credit loss provision, beginning balance	(2,281)	(1,096)
Net change in expected credit loss provision during the year	715	(1,185)
Expected credit loss provision, ending balance	(1,566)	(2,281)

The Company applies the simplified approach to provide for expected credit losses as prescribed by IFRS 9, which permits the use of the lifetime expected loss provision for all trade receivables and contract assets. The expected credit loss provision is based on the Company’s historical collections and loss experience and incorporates forward-looking factors, where appropriate.
The provision matrix below shows the expected credit loss rate for each aging category of trade receivables.

			June 30, 2023
			Over 30
		Up to 30 days	days past	Over 90 days
	Total	past due	due	past due
Default rates		0.64%	8.33%	47.57%
Trade receivables	$17,626	$11,759	$3,313	$2,554
Expected credit loss provision	$1,566	$75	$276	$1,215

			June 30, 2022
			Over 30
		Up to 30 days	days past	Over 90 days
	Total	past due	due	past due
Default rates		2.02%	7.79%	61.29%
Trade receivables	$18,326	$12,809	$2,541	$2,976
Expected credit loss provision	$2,281	$259	$198	$1,824
Substantially all of the Company’s cash and cash equivalents are held with major Canadian and US financial institutions and thus the exposure to credit risk is considered insignificant. Management actively monitors the Company’s exposure to credit risk under its financial instruments, including with respect to trade receivables.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its obligations associated with financial liabilities. The Company has a planning and budgeting process in place by which it anticipates and determines the funds required to support its normal operating requirements. The Company coordinates this planning and budgeting process with its financing activities through its capital management process.
The Company holds sufficient cash and cash equivalents and working capital, maintained through stringent cash flow management, to ensure sufficient liquidity is maintained. The following are the undiscounted contractual maturities of significant financial liabilities of the Company as at June 30, 2023:

	within 12 months	12-24 months	24-36 months	>36 months	Total
	$	$	$	$	$
Accounts payable and accrued liabilities	24,077	—	—	—	24,077
Sales tax payable	5,594	—	—	—	5,594
Consideration payable	1,894	—	—	—	1,894
Operating facility and loans	17,700	19,875	22,050	41,200	100,825
Lease obligations on right of use assets	3,097	3,084	2,308	7,353	15,841
Other non-current liabilities	—	—	—	766	766
	52,362	22,959	24,358	49,319	148,997

Foreign currency risk

A portion of the Company’s transactions occur in a foreign currency (Canadian Dollars (CAD), Euros (EUR), and Great British Pounds (GBP), Hong Kong Dollars (HKD), Indian Rupees (INR), Philippine Peso (PHP), Australian Dollar (AUD), and Columbia Peso (COP) , therefore, the Company is exposed to foreign currency risk at the end of the reporting period through its foreign denominated cash, trade receivables, contract assets, accounts payable and accrued liabilities, and operating facility and loans. As at June 30, 2023, a 10% depreciation or appreciation of the CAD, EUR, GBP, HKD, INR, PHP, AUD and COP currencies against the U.S. dollar would have resulted in an approximate $76 (June 30, 2022 - $59) increase or decrease, respectively, in total comprehensive loss.

Interest rate risk
The Company’s exposure to interest rate fluctuations is with its credit facility (Note 15) which bears interest at a floating rate. As at June 30, 2023, a change in the interest rate of 1% per annum would have an impact of approximately $779 (June 30, 2022 - $522) per annum in finance costs. The Company also entered an interest rate swap arrangement for its loan facility (Note 15) to manage the exposure to changes in SOFR-rate based interest rate. The fair value of the interest rate swaps was estimated based on the present value of projected future cash flows using the SOFR forward rate curve. The model used to value the interest rate swaps included inputs of readily observable market data, a level 2 input. As described in detail in Note 15, the fair value of the interest rate swaps was a current asset of $1,218 and non-current asset of $768 on June 30, 2023 (June 30, 2022 - current asset of $648 and non-current asset of $700).